Exhibit 10.12

CHANNELADVISOR CORPORATION

2001 STOCK PLAN

1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Awards may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options and Stock Awards are granted under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(g) “Common Stock” means the Common Stock of the Company.

(h) “Company” means ChannelAdvisor Corporation, a Delaware corporation.

(i) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(j) “Director” means a member of the Board.

(k) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 90th day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q) “Option” means a stock option granted pursuant to the Plan.

(r) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(s) “Optioned Stock” means the Common Stock subject to an Option.

(t) “Optionee” means the holder of an outstanding Option or Stock Award granted under the Plan.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v) “Plan” means this 2001 Stock Plan.

(w) “Service Provider” means an Employee, Director or Consultant.

(x) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 below.

(y) “Stock Award” means shares of Common Stock acquired pursuant to a grant of a Stock Award under Section 11.

(z) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is four million (4,000,000) Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or Stock Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares (or for Stock Awards, the forfeited Shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of restricted stock issued pursuant to an Option are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. Administration of the Plan.

(a) The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Awards may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such Option and Stock Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options and Stock Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option and Stock Award or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5. Eligibility. Stock Awards and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) Incentive Stock Option Limit. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) At-Will Employment. Neither the Plan nor any Option or Stock Award shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

7. Term of Plan. Subject to shareholder approval in accordance with Section 19, the Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 15, it shall continue in effect for a term of ten (10) years from the later of (i) the effective date of the Plan, or (ii) the date of the most recent Board approval of an increase in the number of shares reserved for issuance under the Plan, provided such increase is approved by the stockholders within the time limits required.

8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, actually or constructively, as defined in regulations adopted under the Code, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, actually or constructively, as defined in regulations adopted under the Code, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitations, (1) cash, (2) check, (3) promissory note, (4) other Shares, provided Shares acquired from the Company, either directly or indirectly, (x) have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

10. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option

Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s total and permanent disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11. Stock Awards. Stock Awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded. The Administrator may require the recipient to sign an agreement as a condition of the award. The agreement may contain such terms, conditions, representations and warranties as the Administrator may require. The certificates representing the Stock Awards shall bear such legends as shall be determined by the Administrator.

12. Limited Transferability of Options and Stock Awards. Unless determined otherwise by the Administrator, neither Options nor Stock Awards may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and Options may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option or Stock Award transferable, such Option or Stock Award may only be transferred by (i) will, (ii) the laws of descent and distribution, (iii) instrument to an inter vivos or testamentary trust in which the Option or Stock Award is to be passed to beneficiaries upon the death of the Optionee, or (iv) gift to a member of Optionee’s immediate family (as such term is defined in Rule 16a-1(e) of the Exchange Act). In addition, any transferable Option or Stock Award shall contain additional terms and conditions as the Administrator deems appropriate.

13. Adjustments Upon Changes in Capitalization, Merger or Change in Control.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number and type of Shares which have been authorized for issuance under the Plan but as to which no Options or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Award, and the number and type of Shares covered by each outstanding Option and Stock Award issued hereunder, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number or type of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of Shares subject to an Option or Stock Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. If the successor corporation in a merger or Change in Control refuses to assume or substitute for the Option, then the Optionee shall fully vest in and have the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the Option confers the right to purchase or receive, for each Share of

Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

14. Time of Granting Options and Stock Awards. The date of grant of an Option or Stock Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Award is so granted within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options and Stock Awards granted under the Plan prior to the date of such termination.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

FIRST AMENDMENT TO

CHANNELADVISOR CORPORATION 2001 STOCK PLAN

This First Amendment to the ChannelAdvisor Corporation 2001 Stock Plan (this “Amendment”) has been approved by the Board of Directors and the shareholders of ChannelAdvisor Corporation and the effective date of this Amendment is October 8, 2001”

Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ChannelAdvisor Corporation 2001 Stock Plan (the “Original Plan”).

The Original Plan is hereby amended by amending the first sentence of Section 3 entitled “Stock Subject to Plan” to read in its entirety as follows:

Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is five million (5,000,000) Shares.

As amended hereby the Original Plan shall remain in full force and effect.

This Amendment and all rights and obligations hereunder shall be construed in accordance with and governed under Applicable Laws.

SECOND AMENDMENT TO

CHANNELADVISOR CORPORATION 2001 STOCK PLAN

This Second Amendment to the ChannelAdvisor Corporation 2001 Stock Plan, as amended by a First Amendment (this “Amendment”) has been approved by the Board of Directors and the shareholders of ChannelAdvisor Corporation and the effective date of this Amendment is January 28, 2002:

Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ChannelAdvisor Corporation 2001 Stock Plan dated June 28, 2001, as amended by a First Amendment dated October 8, 2001 (the “Plan”).

The Plan is hereby amended by amending the first sentence of Section 3 entitled “Stock Subject to Plan” to read in its entirety as follows:

Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is twelve million seventy-three thousand seven hundred fifty (12,073,750) Shares.

As amended hereby the Plan shall remain in full force and effect.

This Amendment and all rights and obligations hereunder shall be construed in accordance with and governed under Applicable Laws.

THIRD AMENDMENT TO

CHANNELADVISOR CORPORATION 2001 STOCK PLAN

This Third Amendment to the ChannelAdvisor Corporation 2001 Stock Plan, as amended by each of a First Amendment and a Second Amendment, (this “Amendment”) has been approved by the Board of Directors and the stockholders of ChannelAdvisor Corporation and the effective date of this Amendment is June 27, 2003:

Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ChannelAdvisor Corporation 2001 Stock Plan dated June 28, 2001, as amended by a First Amendment dated October 8, 2001 and Second Amendment dated January 28, 2002 (the “Plan”).

The Plan is hereby amended by amending the first sentence of Section 3 entitled “Stock Subject to Plan” to read in its entirety as follows:

Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is sixteen million seventy-three thousand seven hundred fifty (16,073,750) Shares.

As amended hereby the Plan shall remain in full force and effect.

This Amendment and all rights and obligations hereunder shall be construed in accordance with and governed under Applicable Laws.

FOURTH AMENDMENT TO

CHANNELADVISOR CORPORATION 2001 STOCK PLAN

This Fourth Amendment to the ChannelAdvisor Corporation 2001 Stock Plan, as amended by each of a First Amendment, Second Amendment and Third Amendment (this “Amendment”) has been approved by the Board of Directors and the stockholders of ChannelAdvisor Corporation and the effective date of this Amendment is August 26, 2004:

Capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ChannelAdvisor Corporation 2001 Stock Plan dated June 28, 2001, as amended by a First Amendment dated October 8, 2001, a Second Amendment dated January 28,2002 (the “Plan”), and a Third Amendment dated June 27, 2003:

The Plan is hereby amended by amending the first sentence of Section 3 entitled “Stock Subject to Plan” to read in its entirety as follows:

Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is twenty-one million seventy-three thousand seven hundred fifty (21,073,750) Shares.

As amended hereby the Plan shall remain in full force and effect.

This Amendment and all rights and obligations hereunder shall be construed in accordance with and governed under Applicable Laws.

FIFTH AMENDMENT

TO THE

CHANNELADVISOR CORPORATION

2001 STOCK PLAN

WHEREAS, CHANNELADVISOR CORPORATION, a Delaware corporation (the “Company”) established the Company’s 2001 Stock Plan (as amended, the “Plan”) by an original instrument adopted by the Company on June 28, 2001 and such Plan has been further amended through the date hereof; and

WHEREAS, the Company now wishes to amend the Plan to increase to 26,073,750 shares the number of shares of the Company’s Common Stock authorized for issuance thereunder; and

NOW THEREFORE, effective immediately, the Plan is amended as follows:

I. The first sentence of Section 3 (“Stock Subject to the Plan”) shall be amended and restated in its entirety to read as follows:

“Subject	to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is twenty-six million seventy-three thousand seven hundred fifty (26,073,750) Shares.”

In all other respects the Plan remains the same.

IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed this 20th day of August, 2005.

CHANNELADVISOR CORPORATION

By:	/s/ M. Scot Wingo
M. Scot Wingo
President

SIXTH AMENDMENT

TO THE

CHANNELADVISOR CORPORATION

2001 STOCK PLAN

WHEREAS, CHANNELADVISOR CORPORATION, a Delaware corporation (the “Company”) established the Company’s 2001 Stock Plan (as amended, the “Plan”) by an original instrument adopted by the Company on June 28, 2001 and such Plan has been further amended through the date hereof; and

WHEREAS, the Company now wishes to amend the Plan to increase to 31,928,756 shares the number of shares of the Company’s Common Stock authorized for issuance thereunder; and

NOW THEREFORE, effective immediately, the Plan is amended as follows:

I. The first sentence of Section 3 (“Stock Subject to the Plan”) shall be amended and restated in its entirety to read as follows:

“Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is thirty one million nine hundred twenty-eight thousand seven hundred fifty-six (31,928,756) Shares.”

In all other respects the Plan remains the same.

IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed this 26th day of April, 2007.

CHANNELADVISOR CORPORATION

By:	/s/ S. Scott Alridge
S. Scott Alridge
Vice President, General Counsel and Secretary

SEVENTH AMENDMENT

TO THE

CHANNELADVISOR CORPORATION

2001 STOCK PLAN

WHEREAS, CHANNELADVISOR CORPORATION, a Delaware corporation (the “Company”) established the Company’s 2001 Stock Plan (as amended, the “Plan”) by an original instrument adopted by the Company on June 28, 2001 and such Plan has been further amended through the date hereof; and

WHEREAS, the Company now wishes to amend the Plan to increase to 41,928,756 shares the number of shares of the Company’s Common Stock authorized for issuance thereunder; and

NOW THEREFORE, effective immediately, the Plan is amended as follows:

I. The first sentence of Section 3 (“Stock Subject to the Plan”) shall be amended and restated in its entirety to read as follows:

“Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is forty one million nine hundred twenty-eight thousand seven hundred fifty-six (41,928,756) Shares.”

In all other respects the Plan remains the same.

IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed this 24 day of February, 2009.

CHANNELADVISOR CORPORATION

By:	/s/ S. Scott Alridge
S. Scott Alridge
Vice President, General Counsel and Secretary

EIGHTH AMENDMENT

TO THE

CHANNELADVISOR CORPORATION

2001 STOCK PLAN

WHEREAS, CHANNELADVISOR CORPORATION, a Delaware corporation (the “Company”) established the Company’s 2001 Stock Plan (as amended, the “Plan”) by an original instrument adopted by the Company on June 28, 2001 and such Plan has been further amended through the date hereof; and

WHEREAS, the Company now wishes to amend the Plan to increase to 63,928,756 shares the number of shares of the Company’s Common Stock authorized for issuance thereunder; and

NOW THEREFORE, effective immediately, the Plan is amended as follows:

I. The first sentence of Section 3 (“Stock Subject to the Plan”) shall be amended and restated in its entirety to read as follows:

“Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is sixty-three million nine hundred twenty-eight thousand seven hundred fifty-six (63,928,756) Shares.”

In all other respects the Plan remains the same.

IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed this 13th day of November, 2012.

CHANNELADVISOR CORPORATION

By:	/s/ S. Scott Alridge
S. Scott Alridge
Vice President, General Counsel and Secretary